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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported)     February 28, 2000

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                            CELL THERAPEUTICS, INC.
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               (Exact name of registrant as specified in charter)


              Washington                 0-28386               91-1533912
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     (State or other jurisdiction      (Commission            (IRS Employer
            of incorporation)          File Number)         Identification No.)


201 Elliott Avenue West, Suite 400, Seattle, WA     98119
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(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code     (206) 270-7100
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)
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Item 2.   Acquisition or Disposition of Assets

     On February 17, 2000, Cell Therapeutics, Inc. (the "Company") completed an offering of 3.33 million shares of common stock at a price of $12 per share raising gross proceeds of $40 million. Investors in the offering included Proquest Investments LP, Vulcan Ventures Northwest, Icahn Associates, PIMCO Equity Advisors and Essex Woodlands Healthcare Ventures.



      (c)    Exhibits

             99.1   Press release dated February 17, 2000.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CELL THERAPEUTICS, INC.


Date:  February 28, 2000            /s/ JAMES A. BIANCO
                                    Name: James A. Bianco
                                    Title: Chief Executive Officer

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                                 EXHIBIT INDEX


99.1  Press release dated February 17, 2000.

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